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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                           Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported) January 31, 1996
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                        SECURITY CAPITAL PACIFIC TRUST
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            (Exact Name of Registrant as Specified in its Charter)


                                   Maryland
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                (State or Other Jurisdiction of Incorporation)


              1-10272                                    74-6056896
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      (Commission File Number)              (I.R.S. Employer Identification No.)


  7777 Market Center Drive, El Paso, Texas                 79912
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  (Address of Principal Executive Offices)               (Zip Code)


                                (915) 877-3900
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)








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Item 5.  Other Events.

         On January 31, 1996, Security Capital Pacific Trust ("PTR") issued a press release. A copy of the press release is included as an exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

                                                                  Sequential
         Exhibit No.     Document Description                     Page No.
         -----------     --------------------                     ----------

         12              Statement re Computation of Ratios

         99.1            Press Release dated January 31, 1996

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SECURITY CAPITAL PACIFIC TRUST

Dated: February 6, 1996                     By: /s/ James W. Kluber
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                                                James W. Kluber
                                                Vice President and Controller